UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

                            March 26, 2025 (March 21, 2025)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

                   New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.

On March 21, 2025, two subsidiaries of International Seaways, Inc. (the “Company”) entered into a joinder agreement (the “Agreement”) to that certain Credit Agreement dated as of May 22, 2022 (as amended by the First Amendment to the Credit Agreement, dated as of March 10, 2023, the Second Amendment to the Credit Agreement, dated as of April 26, 2024, and as further amended and/or restated, the “$500 Million RCF”) among the Company, International Seaways Operating Corporation (the “Borrower”), the subsidiary guarantors, Nordea Bank Abp, New York Branch (as administrative agent, collateral agent, security trustee and a lender) and the other lenders thereunder. Pursuant to the Agreement, such subsidiaries agreed to be bound as subsidiary guarantors under the $500 Million RCF and related loan documents and also agreed to pledge as collateral two MR tankers (with each subsidiary pledging the single MR tanker owned by it). These vessels comprise Substitution Vessels (as defined in the Credit Agreement) that replace a collateral vessel previously sold (and announced) in the first quarter of 2025.

The description of the Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the full text thereof, a copy of which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Pursuant to General Instruction B.2 of Form 8-K, the following exhibit is furnished with this Form 8-K.

Exhibit No.	Description

10.1	Joinder Agreement dated March 21, 2025 by each of Alpha Seaways MR Tanker Corporation and Delta Seaways MR Tanker Corporation to the $500 RCF among the Registrant, the Borrower, the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, Nordea Bank Abp, New York Branch, as administrative agent for the lenders and as collateral agent and security trustee for the Secured Parties.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: March 26, 2025	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Joinder Agreement dated March 21, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)